Income Taxes - Deferred Tax Assets Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Other differences	$ 13,576	$ 10,909
Tax losses	80,203	69,642
Fixed assets	4,252	6,779
Total deferred tax assets	98,031	87,330
Valuation allowances	(95,955)	(85,504)
Net deferred tax asset (liability)	$ 2,076	$ 1,826